UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2024

MasterCraft Boat Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37502	06-1571747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cherokee Cove Drive
Vonore, Tennessee		37885
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 423 884-2221

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCFT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 22, 2024, MasterCraft Boat Holdings, Inc. (the "Company") held its annual meeting of shareholders. At the annual meeting, four proposals were submitted to the Company's shareholders. The final voting results were as follows:

Proposal 1: The Company's shareholders elected the eight nominees named in the Company's Proxy Statement for the annual meeting to serve a one-year term expiring at the Company's 2025 annual meeting of shareholders. The voting results are set forth below.

Nominees	For	Against	Withheld	Non-Votes
W. Patrick Battle	13,895,564	183,232	11,462	703,487
Jaclyn Baumgarten	13,897,888	187,245	5,125	703,487
Donald C. Campion	14,050,779	35,214	4,265	703,487
Jennifer Deason	13,879,263	207,045	3,950	703,487
Roch Lambert	13,693,788	392,205	4,265	703,487
Peter G. Leemputte	14,048,047	36,585	5,626	703,487
Kamilah Mitchell-Thomas	13,717,659	367,474	5,125	703,487
Bradley M. Nelson	14,056,793	29,200	4,265	703,487

Proposal 2: The Company's shareholders ratified the appointment of Deloitte & Touche LLP to serve as the Company's independent registered accounting firm for the fiscal year 2025. The voting results are set forth below.

For	Against	Withheld
14,693,156	99,549	1,040

Proposal 3: The Company's shareholders approved the Second Amended and Restated MasterCraft 2015 Incentive Award Plan. The voting results are set forth below.

For	Against	Withheld
13,248,952	830,244	11,062

Proposal 4: The Company's shareholders approved, on an advisory basis, the compensation of the Company's name executive officers. The voting results are set forth below.

For	Against	Withheld
13,657,823	423,730	8,705

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being furnished as part of this report:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCRAFT BOAT HOLDINGS, INC.

Date:	October 23, 2024	By:	/s/TIMOTHY M. OXLEY
Timothy M. Oxley Chief Financial Officer, Treasurer and Secretary